EXHIBIT 31

         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that Amendment Number 5 to the
Schedule 13D dated April 23, 2004 relating to the shares of common stock, no par value, of Chilesat Corp. S.A. is being filed with the Securities and Exchange Commission on behalf of each of them. The undersigned further agree that any further amendment that may be made from time to time hereafter to the Schedule 13D dated January 9, 2002 relating to shares of Class B Common Stock, no par value, of Telex-Chile S.A. is being filed with the Securities and Exchange Commission on behalf of each of them.

Dated:  April 28, 2004

                                         CONNECTED ACQUISITION CORPORATION

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: Member


                                         INVERSIONES SAN LUIS S.A.

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: Attorney-in-Fact


                                         INVERSIONES Y SERVICIOS S.R.P. LIMITADA

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: Attorney-in-Fact


                                         LO CANAS S.A.

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: Attorney-in-Fact


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                                         SOUTHERN CROSS LATIN AMERICA PRIVATE
                                         EQUITY FUND, L.P.

                                         By: SOUTHERN CROSS CAPITAL PARTNERS,
                                             General Partner

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: Attorney-in-Fact


                                         SOUTHERN CROSS CAPITAL PARTNERS

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: Attorney-in-Fact


                                         NORBERTO MORITA, as Managing Member of
                                         Southern Cross Capital Partners

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: Attorney-in-Fact


                                         MOISES PINSKY, as Managing Member of
                                         Southern Cross Capital Partners

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: Attorney-in-Fact


                                         RICARDO RODRIGUEZ, as Managing Member
                                         of Southern Cross Capital Partners

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: Managing Member of Southern
                                                Cross Capital Partners


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                                         CONNECTED ACQUISITION CHILE S.A.

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: President and Director


                                         REDES OPTICAS S.A.

                                         By: /s/ Ricardo Rodriguez
                                         --------------------------------------
                                         Name:  Ricardo Rodriguez
                                         Title: Director


                                         By: /s/ Ignacio Cosentino
                                         --------------------------------------
                                         Name:  Ignacio Cosentino
                                         Title: Director


                                         REDES OPTICAS (CAYMAN) CORP.

                                         By: /s/ Gerardo Varela
                                         --------------------------------------
                                         Name:  Gerardo Varela
                                         Title: Director


                                         By: /s/ Horacio Reyser
                                         --------------------------------------
                                         Name:  Horacio Reyser
                                         Title: Director


                                       3